                                                                 Exhibit 10.20


                         SHORT-TERM SENIOR SECURED DEBT

ISSUE: Senior Secured Note (the "Note"), secured by a lien on a separate depository bank account.

TOTAL AMOUNT:  $115,000

MATURITY:      May 17, 2000 (30 days from April 17)

TERMS: In three units of $30,000 each and one unit of $25,000, the following applies to units of $30,000 each:

          1. the face amount of the Note is $36,000 (20% premium above the cash outlay); and

          2. common stock is to be issued totaling 12,000 shares at $.25 per share or a value of $3,000 (10% of the cash outlay).

ACCEPTED AND AGREED TO:



/s/ L. Clarke Hill, Jr.
----------------------------
L. CLARK HILL, JR.

Date:      4/15/00
      ----------------------


ACCEPTED AND AGREED TO:

/s/ John J. Tsucalas
----------------------------
For FUNW
JOHN J. TSUCALAS, CFA
Chief Executive Officer
Chief Financial Officer

Date: April 14, 2000
      ----------------------

                         SHORT-TERM SENIOR SECURED DEBT

ISSUE: Senior Secured Note (the "Note"), secured by a lien on a separate depository bank account.

TOTAL AMOUNT:  $115,000

MATURITY:      May 17, 2000 (30 days from April 17)

TERMS:        *In three units of $30,000 each and one unit of $25,000, the following applies to units of $30,000 each:

         *1. the face amount of the Note is $36,000 (20% premium above the cash outlay); and

         *2. common stock is to be issued totaling 12,000 shares at $.25 per share or a value of $3,000 (10% of the cash outlay).


* 60% - P.S. ROSENBLUM, 40% - R&R EQUITY - TWO SEPARATE WIRES

ACCEPTED AND AGREED TO:



/s/ Paul S. Rosenblum
----------------------------
PAUL S. ROSENBLUM
MANAGING PARTNER
R&R EQUITY

Date:      4/17/00
      ----------------------


ACCEPTED AND AGREED TO:

/s/ John J. Tsucalas
----------------------------
For FUNW
JOHN J. TSUCALAS, CFA
Chief Executive Officer
Chief Financial Officer

Date: April 14, 2000
      ----------------------

                         SHORT-TERM SENIOR SECURED DEBT

ISSUE: Senior Secured Note (the "Note"), secured by a lien on a separate depository bank account.

TOTAL AMOUNT:  $115,000

MATURITY:      May 17, 2000 (30 days from April 17)

TERMS: In three units of $30,000 each and one unit of $25,000, the following applies to units of $30,000 each:

          1. the face amount of the Note is $36,000 (20% premium above the cash outlay); and

          2. common stock is to be issued totaling 12,000 shares at $.25 per share or a value of $3,000 (10% of the cash outlay).

ACCEPTED AND AGREED TO:



/s/ Ada G. Halbreich, Trustee
-----------------------------
ADA HALBREICH, TRUSTEE

Date:      04/14/00
      ----------------------


ACCEPTED AND AGREED TO:

/s/ John J. Tsucalas
----------------------------
For FUNW
JOHN J. TSUCALAS, CFA
Chief Executive Officer
Chief Financial Officer

Date: April 14, 2000
      ----------------------

                         SHORT-TERM SENIOR SECURED DEBT

ISSUE: Senior Secured Note (the "Note"), secured by a lien on a separate depository bank account.

TOTAL AMOUNT:  $115,000

MATURITY:      May 17, 2000 (30 days from April 17)

TERMS: In three units of $30,000 each and one unit of $25,000, the following applies to the unit of $25,000:

          1. the face amount of the Note is $30,000 (20% premium above the cash outlay); and

          2. common stock is to be issued totaling 10,000 shares at $.25 per share or a value of $2,500 (10% of the cash outlay).

ACCEPTED AND AGREED TO:



/s/ Ron Weiner
----------------------------
RON WEINER

Date: April 14, 2000
      ----------------------


ACCEPTED AND AGREED TO:

/s/ John J. Tsucalas
----------------------------
For FUNW
JOHN J. TSUCALAS, CFA
Chief Executive Officer
Chief Financial Officer

Date: April 14, 2000
      ----------------------